INCOME TAX	12 Months Ended
Jun. 30, 2023
Major components of tax expense (income) [abstract]
INCOME TAX	INCOME TAX

SIGNIFICANT ACCOUNTING ASSUMPTIONS AND ESTIMATES
Management periodically evaluates positions taken where tax regulations are subject to interpretation. This includes the treatment of both Ergo and FWGR as single mining operations respectively, pursuant to the relevant ring-fencing legislation.
The deferred tax liability is calculated by applying a forecast weighted average tax rate that is based on a prescribed formula. The calculation of the forecast weighted average tax rate requires the use of assumptions and estimates and are inherently uncertain and could change materially over time. These assumptions and estimates include expected future profitability and timing of the reversal of the temporary differences. Due to the forecast weighted average tax rate being based on a prescribed formula that increases the effective tax rate with an increase in forecast future profitability, and vice versa, the tax rate can vary significantly year on year and can move contrary to current period financial performance.
A 100 basis points increase in the effective tax rate will result in an increase in the net deferred tax liability at 30 June 2023 of approximately R22.8 million (2022: R18.7 million; 2021: R14.2 million).
The assessment of the probability that future taxable profits will be available against which the tax losses and unredeemed capital expenditure can be utilised requires the use of assumptions and estimates and are inherently uncertain and could change materially over time.
Capital expenditure is assessed by the South African Revenue Service (“SARS”) when it is redeemed against taxable mining income rather than when it is incurred. A different interpretation by SARS regarding the deductibility of these capital allowances may therefore become evident subsequent to the year of assessment when the capital expenditure is incurred.

ACCOUNTING POLICIES
Income tax expense comprises current and deferred tax. Each company is taxed as a separate entity and tax is not set-off between the companies.

Current tax
Current tax comprises the expected tax payable or receivable on the taxable income or loss for the year and any adjustment on tax payable or receivable in respect of the previous year. Amounts are recognised in profit or loss except to the extent that it relates to items recognised directly in equity or other comprehensive income. The current tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the reporting date.

Deferred tax
Deferred tax is recognised in respect of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Deferred tax is not recognised on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit.
Deferred tax assets relating to unutilised tax losses and unutilised capital allowances are recognised to the extent that it is probable that future taxable profits will be available against which the unutilised tax losses and unutilised capital allowances can be utilised. The recoverability of these assets is reviewed at each reporting date and adjusted if recovery is no longer probable.
Deferred tax related to gold mining income is measured at a forecast weighted average tax rate that is expected to be applied to temporary differences when they reverse, using tax rates enacted or substantially enacted at the reporting date. The calculation of the forecast weighted average tax rate requires the use of assumptions and estimates, including the Group’s life-of-mine plan (as discussed in note 9 to the consolidated financial statements) that is applied to calculate the expected future profitability.

Current tax on gold mining income for the periods presented was determined based on a formula: Y = 33 - 165/X (2022 and 2021: Y = 34 - 170/X) where Y is the percentage rate of tax payable and X is the ratio of taxable income, net of any qualifying capital expenditure that bears to gold mining income derived, expressed as a percentage. Non-mining income, which consists primarily of interest accrued, is taxed at a standard rate of 27% (2022 and 2021: 28%) for the periods presented.
All mining capital expenditure is deducted in the year it is incurred to the extent that it does not result in an assessed loss. Capital expenditure not deducted from mining income is carried forward as unutilised capital allowances to be deducted from future mining income.
Amendment in the corporate income tax rate and mining tax rate formula and broadening the tax base
On February 23, 2022 the Minister of Finance announced in his budget speech that the corporate income tax (“CIT”) rate will be lowered from 28% to 27% for companies with years of assessment commencing on or after April 1, 2022. The mining operations of the Group accounts for income tax using the gold mining tax formula as opposed to the CIT rate. The gold mining tax formula was changed to Y = 33 - 165/X for years of assessment commencing on or after April 1, 2022. It was further announced that the lowering of the CIT rate will be implemented alongside additional amendments to broaden the CIT base by limiting interest deductions and assessed losses. Section 23M which limits the deduction of interest payable to certain parties who are not subject to tax was significantly widened. A maximum of R1 million or 80% of assessed losses (whichever is greater) is permitted to be set-off against taxable income.
Deferred tax is recognised using the gold mining tax formula to calculate a forecast weighted average tax rate considering the expected timing of the reversal of temporary differences. The formula is calculated as: Y = 33 – 165/X where Y is the percentage rate of tax payable and X is the ratio of taxable income, net of any qualifying capital expenditure that bears to mining income derived, expressed as a percentage.
Due to the forecast weighted average tax rate being based on the expected future profitability, the tax rate can vary significantly year-on-year and can move contrary to current year financial performance.
The forecast weighted average deferred tax rate of Ergo remained unchanged at 22% (2022: decreased from 25% to 22%). The forecast weighted average deferred tax rate of FWGR remained unchanged at 29% (2022: decreased from 30% to 29%).
18 INCOME TAX continued
18.1     INCOME TAX EXPENSE

Amounts in R million	2023	2022	2021

Current tax	(286.3)	(261.6)	(423.7)
Mining tax	(253.0)	(250.2)	(423.7)
Non-Mining, company and capital gains tax	(33.3)	(11.4)	—
Deferred tax	(118.7)	(72.7)	(100.0)
Deferred tax charge - Mining tax	(121.6)	(119.9)	(104.0)
Deferred tax charge - Non-mining, company and capital gains tax	2.9	1.6	(19.1)
Deferred tax rate adjustment	—	45.6	—
Recognition of previously unrecognised income losses	—	0.4	7.8
Recognition of previously unrecognised capital losses	—	—	(1.2)
Recognition of previously unrecognised temporary differences	—	(0.4)	16.5

	(405.0)	(334.3)	(523.7)

Tax reconciliation
Major items causing the Group's income tax expense to differ from the statutory rate were:
Tax on net profit before tax at the South African corporate tax rate of 27% (2022 and 2021: 28%)	(455.3)	(408.3)	(549.9)
Rate adjustment to reflect the actual realised company tax rates applying the gold mining formula	47.6	36.4	3.7
Deferred tax rate adjustment (a)	—	45.6	—
Depreciation of property, plant and equipment exempt from deferred tax on initial recognition (b)	(16.3)	(22.2)	(21.2)
Non-deductible expenses (c)	(7.0)	(7.3)	(6.2)
Exempt income and other non-taxable income (d)	21.8	19.0	22.8
(Derecognition of previously recognised)/Recognition of previously unrecognised deductible temporary differences	—	(0.4)	16.5
(Derecognition of previously recognised)/Recognition of previously unrecognised tax losses of a capital nature	—	—	(1.2)
Utilisation of tax losses for which deferred tax assets were previously unrecognised	—	0.4	7.8
Over provided in prior periods	2.0	—	—
Current year losses for which no deferred tax asset was recognised	0.4	(1.4)	(0.1)
Other	(0.1)	3.6	3.3
Tax incentives	1.9	0.3	0.8
Income tax
Income tax	(405.0)	(334.3)	(523.7)

(a) Deferred tax rate adjustment
Ergo’s forecast weighted average deferred tax rate remained unchanged at 22% (2022: decreased to 22% from 25%; 2021: remained unchanged at 25%).
FWGR’s forecast weighted average deferred tax rate remained unchanged at 29% (2022: decreased to 29% from 30%; 2021: remained unchanged at 30%).
(b) Depreciation of property, plant and equipment exempt from deferred tax on initial recognition
Depreciation of R54.9 million (2022: R72.1 million; 2021: R68.7 million) on the fair value of FWGR’s property, plant and equipment that was exempt from deferred tax on initial recognition in terms of IAS 12 Income Taxes.
(c) Non-deductible expenditure
The most significant non-deductible expenditure incurred by the Group during the year includes:
•R19.0 million discount recognised on payments made under protest (2022: R21.1 million; 2021: R7.4 million);
•R14.5 million expenditure not incurred in generation of taxable income or capital in nature (2022: R17.8 million; 2021: R17.0 million); and
•Rnil million net operating cost related to Ergo Business Development Academy Not for Profit Company that is not deductible as it is exempt from income tax (2022: R5.8 million; 2021: Rnil million).
(d) Exempt income and other non-taxable income
The most significant exempt income earned by the Group during the year includes:
◦R78.3 million dividends received (2022: R71.5 million; 2021: R76.1 million);
◦R5.7 million unwinding recognised on payments made under protest (2022: R5.8 million: 2021: R4.8 million); and
◦R2.5 million net operating income related to Ergo Business Development Academy Not for Profit Company that is not taxable as it is exempt from income tax (2022: Rnil million; 2021: R1.0 million)
18    INCOME TAX continued
18.2 DEFERRED TAX

Amounts in R million	2023	2022

Included in the statement of financial position as follows:
Deferred tax assets	32.8	14.5
Deferred tax liabilities	(560.7)	(451.9)

Net deferred tax liabilities	(527.9)	(437.4)

Reconciliation of the deferred tax balance:
Balance at the beginning of the year	(437.4)	(371.3)
Recognised in profit or loss	(118.7)	(72.7)
Recognised in other comprehensive income	0.7	6.6
Recognised in equity	27.5	—

Balance at the end of the year	(527.9)	(437.4)

The detailed components of the net deferred tax liabilities which result from the differences between the amounts of assets and liabilities recognised for financial reporting and tax purposes are:
Amounts in R million	2023	2022

Deferred tax liabilities
Property, plant and equipment (excluding unredeemed capital allowances)	(659.7)	(537.6)
Environmental rehabilitation obligation and other funds	(76.3)	(63.3)
Other investments	(0.6)	(0.9)

Gross deferred tax liabilities	(736.6)	(601.8)

Deferred tax assets
Environmental rehabilitation obligation	113.9	105.6
Other provisions[1]	81.0	49.3
Other temporary differences[2]	9.0	4.6
Estimated tax losses	4.8	4.1
Estimated unredeemed capital allowances	—	0.8

Gross deferred tax assets	208.7	164.4

Net deferred tax liabilities	(527.9)	(437.4)
[1] Includes the temporary differences on the equity settled share-based payment
[2] Includes the temporary differences on the lease liability

Deferred tax assets have not been recognised in respect of the following:

Amounts in R million	2023	2022

Estimated tax losses	17.2	18.1
Estimated tax losses - Capital nature	313.6	313.6
Unredeemed capital expenditure	252.0	252.0

Deferred tax assets for tax losses, unredeemed capital expenditure and capital losses have not been recognised where future taxable profits against which these can be utilised are not anticipated. These do not have an expiry date. A maximum of R1 million or 80% of assessed losses (whichever is greater) is permitted to be set-off per year against taxable income from fiscal year 2023 onwards.